UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 19, 2017
(Date of earliest event reported)

Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34

(Central Index Key Number 0001715846)

(Exact name of issuing entity)

Bank of America, National Association

(Central Index Key Number 0001102113)

Morgan Stanley Mortgage Capital Holdings LLC

(Central Index Key Number 0001541557)

KeyBank National Association

(Central Index Key Number 0001089877)

Starwood Mortgage Funding III LLC

(Central Index Key Number 0001682532)
(Exact name of sponsor as specified in its charter)

Banc of America Merrill Lynch Commercial Mortgage Inc.

(Central Index Key Number 0001005007)

(Exact name of registrant as specified in its charter)

Delaware	333-206847-07	56-1950039
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

One Bryant Park
New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	646-855-3953

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about October 19, 2017, a series of mortgage pass-through certificates, entitled Commercial Mortgage Pass-Through Certificates, Series 2017-C34 (the “Certificates”), is expected to be issued by Morgan Stanley Bank of America Merrill Lynch Trust 2017-C34, a New York common law trust (the “Issuing Entity”), pursuant to a Pooling and Servicing Agreement, attached hereto as Exhibit 4.1 and dated and effective as of October 1, 2017 (the “Pooling and Servicing Agreement”), between Banc of America Merrill Lynch Commercial Mortgage Inc. (the “Registrant”), as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

The mortgage loan secured by the mortgaged property identified as “222 Second Street” on Exhibit B to the Pooling and Servicing Agreement (the “222 Second Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “222 Second Street Whole Loan”) that also includes two (2) additional pari passu promissory notes, which are not assets of the Issuing Entity. The 222 Second Street Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the BANK 2017-BNK7 securitization transaction (the “BANK 2017-BNK7 PSA”), an executed version of which is attached hereto as Exhibit 4.2, and the 222 Second Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.7.

The Mortgage Loan secured by the mortgaged property identified as “American Cancer Society Center” on Exhibit B to the Pooling and Servicing Agreement (the “American Cancer Society Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “American Cancer Society Center Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The American Cancer Society Center Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the American Cancer Society Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The mortgage loan secured by the mortgaged property identified as “237 Park Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “237 Park Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “237 Park Avenue Whole Loan”) that also includes twelve (12) additional pari passu promissory notes and four (4) subordinate promissory notes, which are not assets of the Issuing Entity. The 237 Park Avenue Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the MSSG Trust 2017-237P securitization transaction (the “MSSG Trust 2017-237P TSA”), an executed version of which is attached hereto as Exhibit 4.3, and the 237 Park Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The mortgage loan secured by the mortgaged property identified as “9-19 9th Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “9-19 9th Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “9-19 9th Avenue Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The 9-19 9th Avenue Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CGCMT 2017-P8 securitization transaction (the “CGCMT 2017-P8 PSA”), an executed version of which is attached hereto as Exhibit 4.4, and the 9-19 9th Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The mortgage loan secured by the mortgaged property identified as “OKC Outlets” on Exhibit B to the Pooling and Servicing Agreement (the “OKC Outlets Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “OKC Outlets Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The OKC Outlets Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the OKC Outlets Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The mortgage loan secured by the mortgaged property identified as “Mall of Louisiana” on Exhibit B to the Pooling and Servicing Agreement (the “Mall of Louisiana Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Mall of Louisiana Whole Loan”) that also includes eight (8) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Mall of Louisiana Whole Loan will be serviced and administered in accordance BANK 2017-BNK7 PSA, and the Mall of Louisiana Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

The mortgage loan secured by the mortgaged property identified as “Corporate Woods Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Corporate Woods Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Corporate Woods Portfolio Whole Loan”) that also includes five (5) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Corporate Woods Portfolio Whole Loan will be serviced and administered in accordance CGCMT 2017-P8 PSA, and the Corporate Woods Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.13.

The mortgage loan secured by the mortgaged property identified as “Starwood Capital Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Starwood Capital Hotel Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Starwood Capital Hotel Portfolio Whole Loan”) that also includes twenty (20) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Starwood Capital Hotel Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the DBJPM 2017-C6 securitization transaction (the “DBJPM 2017-C6 PSA”), an executed version of which is attached hereto as Exhibit 4.5, and the Starwood Capital Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.14.

The mortgage loan secured by the mortgaged property identified as “Great Valley Commerce Center” on Exhibit B to the Pooling and Servicing Agreement (the “Great Valley Commerce Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Great Valley Commerce Center Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Great Valley Commerce Center Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the UBS 2017-C3 securitization transaction (the “UBS 2017-C3 PSA”), an executed version of which is attached hereto as Exhibit 4.6, and the Great Valley Commerce Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.15.

The mortgage loan secured by the mortgaged property identified as “Visions Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Visions Hotel Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Visions Hotel Portfolio Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Visions Hotel Portfolio Whole Loan will be serviced and administered in accordance CGCMT 2017-P8 PSA, and the Visions Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.16.

Wells Fargo Bank, National Association has appointed KeyBank National Association as a subservicer with respect to eleven (11) mortgage loans, representing approximately 25.0% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of October 1, 2017 and attached hereto as Exhibit 4.17, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Prospectus under “Transaction Parties—The Primary Servicer and Affiliated Servicer—Summary of KeyBank Primary Servicing Agreement”.

The Certificates will consist of the classes (each, a “Class”) designated as (i) the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Publicly Offered Certificates”), (ii) the Class X-D, Class X-E, Class X-F, Class X-G, Class D, Class E, Class F, Class G, Class V and Class R Certificates (collectively, the “Privately Offered Certificates”), and (iii) and the VRR Interest. Only the Publicly Offered Certificates have been offered to the public.

The Certificates represent, in the aggregate, the entire beneficial ownership in the Issuing Entity, a common law trust fund to be formed on or about October 19, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The Issuing Entity’s primary assets will be fifty (50) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on one hundred seventy-nine (179) commercial, multifamily and manufactured housing community properties. Certain of the Mortgage Loans are expected to be acquired by the Registrant from Bank of America, National Association (“BANA”) pursuant to a Mortgage Loan Purchase Agreement, dated October 6, 2017, between the Registrant and BANA, an executed version of which is attached hereto as Exhibit 99.1; certain of the Mortgage Loans are expected to be acquired by the Registrant from Morgan Stanley Mortgage Capital Holdings LLC (“MSMCH”) pursuant to a Mortgage Loan Purchase Agreement, dated October 6, 2017, between the Registrant and MSMCH, an executed version of which is attached hereto as Exhibit 99.2; certain of the Mortgage Loans are expected to be acquired by the Registrant from KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, dated October 6, 2017, between the Registrant and KeyBank, an executed version of which is attached hereto as Exhibit 99.3; and certain of the Mortgage Loans are expected to be acquired by the Registrant from Starwood Mortgage Funding III LLC (“SMF III”) pursuant to a Mortgage Loan Purchase Agreement, dated October 6, 2017, between the Registrant, SMF III and Starwood Mortgage Capital LLC, an executed version of which is attached hereto as Exhibit 99.4.

The funds to be used by the Registrant to pay the purchase price for the Mortgage Loans are expected to be derived from the proceeds of (i) the sale of the Publicly Offered Certificates by the Registrant to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLFP&S”), Morgan Stanley & Co. LLC (“Morgan Stanley”), KeyBanc Capital Markets Inc. (“KBCM”) and Drexel Hamilton, LLC (“Drexel”) pursuant to an Underwriting Agreement, dated as of October 6, 2017, among the Registrant, as depositor, MLPF&S, Morgan Stanley, KBCM and Drexel, as underwriters, and BANA, an executed version of which is attached hereto as Exhibit 1.1, (ii) the sale of the Privately Offered Certificates by the Registrant to MLPF&S, Morgan Stanley and KBCM pursuant to a Certificate Purchase Agreement, dated as of October 6, 2017, among the Registrant, as depositor, MLPF&S, Morgan Stanley and KBCM, as initial purchasers, and BANA, which Privately Offered Certificates will be sold in transactions exempt from registration under the Securities Act of 1933, as amended, and (iii) the sale of the VRR Interest, having a principal amount of $52,431,105.50, to BANA, Morgan Stanley Bank, N.A. and KeyBank (collectively, in such capacity, the “Retaining Parties”), pursuant to a transfer agreement, dated as of October 10, 2017, between the Registrant and the Retaining Parties. The VRR Interest was sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Publicly Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated October 10, 2017 and as filed with the Securities and Exchange Commission on October 19, 2017 (the “Prospectus”). In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated October 10, 2017.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of October 6, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.

Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.2	Pooling and Servicing Agreement, dated and effective as of September 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

Exhibit 4.3	Trust and Servicing Agreement, dated as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, special servicer, certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.

Exhibit 4.4	Pooling and Servicing Agreement, dated as of September 1, 2017, among Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

Exhibit 4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.

Exhibit 4.6	Pooling and Servicing Agreement, dated and effective as of August 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.

Exhibit 4.7	Agreement Between Note Holders, dated as of August 30, 2017, by and between Bank of America, N.A., as the Initial Note 1 Holder, Bank of America, N.A., as the Initial Note 2 Holder, and Bank of America, N.A., as the Initial Note 3 Holder.

Exhibit 4.8	Agreement Between Noteholders, dated as of July 31, 2017, by and among KeyBank National Association, as the Initial Note A-1 Holder, KeyBank National Association, as the Initial Note A-2 Holder, and KeyBank National Association, as the Initial Note A-3 Holder.

Exhibit 4.9	Agreement Between Note Holders, dated as of August 23, 2017, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder and the Initial Note B-1 Holder, and Société Générale, as the Initial Note A-2 Holder and the Initial Note B-2 Holder.

Exhibit 4.10	Co-Lender Agreement, dated as of July 20, 2017, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder.

Exhibit 4.11	Agreement Between Noteholders, dated as of April 28, 2017, by and among KeyBank National Association, as the Initial Note A-1 Holder, and KeyBank National Association, as the Initial Note A-2 Holder.

Exhibit 4.12	Co-Lender Agreement, dated as of September 5, 2017, between Bank of America, N.A., as Note A-1 Holder and Note A-2 Holder, Citi Real Estate Funding Inc., as Note A-3-1 Holder, Note A-3-2 Holder and Note A-4 Holder, and Barclays Bank PLC, as Note A-5-1 Holder, Note A-5-2 Holder, Note A-6 Holder and Note A-7 Holder.

Exhibit 4.13	Agreement Between Note Holders, dated as of September 7, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A-1-A Holder, Citi Real Estate Funding Inc., as Initial Note A-1-B Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-5 Holder.

Exhibit 4.14	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as Initial JPM Note Holder, Bank of America, N.A., as Initial BANA Note Holder, Barclays Bank PLC, as Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as Initial DBNY Note Holder, and Starwood Mortgage Funding II LLC, as Starwood Note Holder.

Exhibit 4.15	Agreement Between Noteholders, dated as of July 25, 2017, by and among KeyBank National Association, as Initial Note A-1 Holder and KeyBank National Association, as Initial Note A-2 Holder.

Exhibit 4.16	Co-Lender Agreement, dated as of August 23, 2017, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder.

Exhibit 4.17	Primary Servicing Agreement, dated as of October 1, 2017, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 10, 2017, which such certification is dated October 10, 2017.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated October 6, 2017, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated October 6, 2017, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated October 6, 2017, between KeyBank National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated October 6, 2017, between Starwood Mortgage Funding III LLC, as seller, Starwood Mortgage Capital LLC, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 19, 2017	BANC OF AMERICA MERRILL LYNCH COMMERCIAL MORTGAGE INC. (Registrant)

	By:	/s/ Leland F. Bunch, III
Name: Leland F. Bunch, III
Title: Chief Executive Officer & President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1	Underwriting Agreement, dated as of October 6, 2017, among Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, KeyBanc Capital Markets Inc. and Drexel Hamilton, LLC, as underwriters, and Bank of America, National Association.	(E)

4.1	Pooling and Servicing Agreement, dated and effective as of October 1, 2017, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)

4.2	Pooling and Servicing Agreement, dated and effective as of September 1, 2017, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Rialto Capital Advisors, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)

4.3	Trust and Servicing Agreement, dated as of August 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, special servicer, certificate administrator and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)

4.4	Pooling and Servicing Agreement, dated as of September 1, 2017, among Citigroup Commercial	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, KeyBank National Association, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Trust, National Association, as trustee.

4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)

4.6	Pooling and Servicing Agreement, dated and effective as of August 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.	(E)

4.7	Agreement Between Note Holders, dated as of August 30, 2017, by and between Bank of America, N.A., as the Initial Note 1 Holder, Bank of America, N.A., as the Initial Note 2 Holder, and Bank of America, N.A., as the Initial Note 3 Holder.	(E)

4.8	Agreement Between Noteholders, dated as of July 31, 2017, by and among KeyBank National Association, as the Initial Note A-1 Holder, KeyBank National Association, as the Initial Note A-2 Holder, and KeyBank National Association, as the Initial Note A-3 Holder.	(E)

4.9	Agreement Between Note Holders, dated as of August 23, 2017, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder and the	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
Initial Note B-1 Holder, and Société Générale, as the Initial Note A-2 Holder and the Initial Note B-2 Holder.

4.10	Co-Lender Agreement, dated as of July 20, 2017, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder.	(E)

4.11	Agreement Between Noteholders, dated as of April 28, 2017, by and among KeyBank National Association, as the Initial Note A-1 Holder, and KeyBank National Association, as the Initial Note A-2 Holder.	(E)

4.12	Co-Lender Agreement, dated as of September 5, 2017, between Bank of America, N.A., as Note A-1 Holder and Note A-2 Holder, Citi Real Estate Funding Inc., as Note A-3-1 Holder, Note A-3-2 Holder and Note A-4 Holder, and Barclays Bank PLC, as Note A-5-1 Holder, Note A-5-2 Holder, Note A-6 Holder and Note A-7 Holder.	(E)

4.13	Agreement Between Note Holders, dated as of September 7, 2017, by and between Citi Real Estate Funding Inc., as Initial Note A-1-A Holder, Citi Real Estate Funding Inc., as Initial Note A-1-B Holder, Citi Real Estate Funding Inc., as Initial Note A-2 Holder, Citi Real Estate Funding Inc., as Initial Note A-3 Holder, Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-5 Holder.	(E)

4.14	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association, as Initial JPM Note Holder, Bank of America, N.A., as Initial BANA Note Holder, Barclays Bank PLC, as Initial Barclays Note Holder, Deutsche Bank AG, New York Branch, as Initial DBNY Note Holder, and Starwood Mortgage Funding II LLC, as Starwood Note Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

4.15	Agreement Between Noteholders, dated as of July 25, 2017, by and among KeyBank National Association, as Initial Note A-1 Holder and KeyBank National Association, as Initial Note A-2 Holder.	(E)

4.16	Co-Lender Agreement, dated as of August 23, 2017, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder.	(E)

4.17	Primary Servicing Agreement, dated as of October 1, 2017, by and between Wells Fargo Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer.	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 10, 2017, which such certification is dated October 10, 2017.	(E)

99.1	Mortgage Loan Purchase Agreement, dated October 6, 2017, between Bank of America, National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated October 6, 2017, between Morgan Stanley Mortgage Capital Holdings LLC, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated October 6, 2017, between KeyBank National Association, as seller, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated October 6, 2017, between Starwood Mortgage Funding III LLC, as seller, Starwood Mortgage Capital LLC, and Banc of America Merrill Lynch Commercial Mortgage Inc., as purchaser.	(E)